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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                         Reported): November 18, 2004

                 CWALT, INC., (as depositor under the Pooling
                 and Servicing Agreement, dated as of November
                  1, 2004, providing for the issuance of the
                    Alternative Loan Trust 2004-33 Mortgage
                  Pass-Through Certificates, Series 2004-33).


                                  CWALT, INC.

            (Exact name of registrant as specified in its charter)

Delaware                  333-117949             95-4449516
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(State or other         (Commission            (IRS Employer
jurisdiction            File Number)           Identification No.)
of incorporation)

4500 Park Granada
Calabasas, California                              91302
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(Address of principal                          (Zip Code)
 executive offices)

Registrant's telephone number, including area code (818) 225-3000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8   Other Events
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Item 8.01.  Other Events.
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Filing of Collateral Term Sheets
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      Attached hereto as exhibits are certain Collateral Term Sheets furnished to the Registrant by Banc of America Securities LLC (the "Underwriter") in respect of the Registrant's proposed offering of the Alternative Loan Trust 2004-33, Mortgage Pass-Through Certificates, Series 2004-33 (the
"Certificates").

      The Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Certificates will be registered pursuant to the Act under the Registrant's Registration Statement on Form S-3 (No. 333-117949) (the "Registration Statement"). The Registrant hereby incorporates the Collateral Term Sheets by reference in the Registration Statement.

      The Collateral Term Sheets were prepared solely by the Underwriter, and the Registrant did not prepare or participate in the preparation of the Collateral Term Sheets.

      Any statement or information contained in the Collateral Term Sheets shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

      The Collateral Term Sheets are attached hereto as Exhibit 99.1.

Section 9  Financial Statements and Exhibits
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Item 9.01  Financial Statements and Exhibits.
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Information and Exhibits.
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(a) Financial statements of businesses acquired.
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      Not applicable.

(b) Pro forma financial information.
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      Not applicable.

(c) Exhibits.
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      99.1      Collateral Term Sheets

                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               CWALT, Inc.

                               By:   /s/ Darren Bigby
                                     -----------------------------------------
                                     Name:   Darren Bigby
                                     Title:  Vice President

Dated:  November 19, 2004

Exhibit Index
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Exhibit                 Description                              Page
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99.1                    Collateral Term Sheets                     6